SHELTON BDC INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) September 30, 2021

Security Description	Shares	Value
Common Stock (100.39%)

Financial (100.39%)
Diversified Financial Services (0.21%)
Newstar Financial Inc CVR*,(a)	100,410	$8,033

Investment Company (89.78%)
Apollo Investment Corp	5,076	65,836
Ares Capital Corp	28,061	570,480
Barings BDC Inc	19,300	212,686
BlackRock TCP Capital Corp	6,200	84,134
Capital Southwest Corp	5,500	138,490
FS KKR Capital Corp	16,716	368,421
Goldman Sachs BDC Inc	2,580	47,343
Golub Capital BDC Inc	11,350	179,444
Main Street Capital Corp	5,900	242,490
New Mountain Finance Corp	11,900	158,389
Oaktree Specialty Lending Corp	39,268	277,232
Owl Rock Capital Corp	27,475	387,947
Saratoga Investment Corp	6,100	175,314
Sixth Street Specialty Lending Inc	13,900	308,719
SLR Investment Corp	4,429	84,727
TriplePoint Venture Growth BDC Corp	4,728	74,892
		3,376,544
Private Equity (10.40%)
Hercules Capital Inc	15,550	258,286
SuRo Capital Corp	10,277	132,676
		390,962
Total Common Stock (Cost $3,309,285)		3,775,539

Total Investments (Cost $3,309,285)(b) (100.39%)		3,775,539
Liabilities in Excess of Other Assets (-0.39%)		(14,783)
Net Assets (100.00%)		$3,760,756

*	Non-income producing security.

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.21% of net assets. The total value of the fair value security is $8,033.

(b)	Aggregate cost for federal income tax purpose is $3,316,482

At September 30, 2021, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$595,109
Unrealized depreciation	$(136,052)
Net unrealized appreciation	$459,057